SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

NEWNAN COWETA BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-33221	58-2528123
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Millard Farmer Industrial Blvd., Newnan, GA 30263

(Address of Principal Executive Offices)

(770) 683-6222

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 15, 2008, Douglas T. Daviston retired from the board of directors of Newnan Coweta Bancshares, Inc. Mr. Daviston reached the Company’s mandatory retirement age of 67, and became a director emeritus as of that date. Pursuant to Company policy, a director emeritus remains a non-voting member of the board and is not eligible for compensation.

Item 9.01	Financial Statements and Exhibits.

(c).	Exhibits.	The following exhibits are furnished herewith:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWNAN COWETA BANCSHARES, INC.

DATE: October 16, 2008	By:	/s/ James B. Kimsey
	Name:	James B. Kimsey
	Title:	President and CEO